                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman Growth Fund, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission a Registration Statement on Form N-14 and amendments thereto, as necessary, under the Securities Act of 1933, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Registration Statement or amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 16th day of January, 2003.

                                                   /s/ John R. Galvin
                                          -----------------------------------
                                                   John R. Galvin

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman Growth Fund, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission a Registration Statement on Form N-14 and amendments thereto, as necessary, under the Securities Act of 1933, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Registration Statement or amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 16th day of January, 2003.

                                             /s/ Paul C. Guidone
                                  --------------------------------------------
                                             Paul C. Guidone

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman Growth Fund, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission a Registration Statement on Form N-14 and amendments thereto, as necessary, under the Securities Act of 1933, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Registration Statement or amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 16th day of January, 2003.

                                                /s/ Alice S. Ilchman
                                    --------------------------------------------
                                                Alice S. Ilchman

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman Growth Fund, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission a Registration Statement on Form N-14 and amendments thereto, as necessary, under the Securities Act of 1933, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Registration Statement or amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 16th day of January, 2003.

                                                     /s/ Frank A. McPherson
                                            -----------------------------------
                                                     Frank A. McPherson

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman Growth Fund, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission a Registration Statement on Form N-14 and amendments thereto, as necessary, under the Securities Act of 1933, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Registration Statement or amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 16th day of January, 2003.

                                                  /s/ John E. Merow
                                         -----------------------------------
                                                  John E. Merow

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman Growth Fund, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission a Registration Statement on Form N-14 and amendments thereto, as necessary, under the Securities Act of 1933, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Registration Statement or amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 16th day of January, 2003.

                                              /s/ Betsy S. Michel
                                   --------------------------------------------
                                              Betsy S. Michel

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman Growth Fund, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission a Registration Statement on Form N-14 and amendments thereto, as necessary, under the Securities Act of 1933, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Registration Statement or amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 16th day of January, 2003.

                                           /s/ Leroy C. Richie
                                --------------------------------------------
                                           Leroy C. Richie

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman Growth Fund, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission a Registration Statement on Form N-14 and amendments thereto, as necessary, under the Securities Act of 1933, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Registration Statement or amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 16th day of January, 2003.

                                              /s/ James Q. Riordan
                                   --------------------------------------------
                                              James Q. Riordan

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman Growth Fund, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission a Registration Statement on Form N-14 and amendments thereto, as necessary, under the Securities Act of 1933, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Registration Statement or amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 16th day of January, 2003.

                                         /s/ Robert L. Shafer
                                --------------------------------------------
                                         Robert L. Shafer

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Seligman Growth Fund, Inc., a Maryland corporation, which proposes to file with the Securities and Exchange Commission a Registration Statement on Form N-14 and amendments thereto, as necessary, under the Securities Act of 1933, as amended, hereby constitutes and appoints William C. Morris and Brian T. Zino, and each of them individually, his attorneys-in-fact and agent, with full power of substitution and resubstitution, for in his name and stead, in his capacity as such director, to sign and file such Registration Statement or amendments thereto, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform all acts and things requisite and necessary to be done on the premises.

Executed this 16th day of January, 2003.

                                                /s/ James N. Whitson
                                    --------------------------------------------
                                                James N. Whitson